UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K
                          CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): July 12th, 2006


                     AMERICAN GOLDFIELDS INC.
  _____________________________________________________________
      (Exact name of registrant as specified in its charter)

               Nevada                  000-49996           71-0867612
    ____________________________     _____________     ___________________
    (State or other jurisdiction     (Commission         (IRS Employer
         of incorporation)            File Number)     Identification No.)

                    200-4170 Still Creek Drive
                  Burnaby, B.C., Canada  V5C 6C6
   ____________________________________________________________
             (Address of principal executive offices)

                           604-299-6600
   ____________________________________________________________
       (Registrant's telephone number, including area code)


  ______________________________________________________________
  (Former name or former address, if changed since last report.)

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On July 12, 2006, American Goldfields Inc. (the "Registrant") entered into a Stock Option Agreement with Donald Neal, who is the President, Chief Executive Officer, Secretary, and Treasurer, and a director of the Registrant. Pursuant to such agreement, Mr. Neal was issued 200,000 options, each entitling him to purchase one share of common stock at a price of $1.00 until July 12, 2016.
In consideration therefor, Mr. Neal and the Registrant entered into a Buy-Back Option Agreement, pursuant to which Mr. Neal granted to the Registrant the option to purchase all or any portion of the 3,000,000 shares of the Registrant's common stock that are owned by Mr. Neal for a purchase price of $0.01 per share.

On July 14, 2006 Mr. Greg Crowe resigned as a Director of the Registrant. In connection with his resignation, the Registrant and Mr. Crowe entered into a Redemption Agreement, dated July 14, 2006, pursuant to which Mr. Crowe agreed to sell the 3,000,000 common shares of the Registrant owned by Mr. Crowe to the Registrant at a price of $0.01 per share. The Registrant paid Mr. Crowe $30,000 and returned the shares to treasury for cancellation.

For all the terms and conditions of the Stock Option Agreement with Donald Neal, the Buy-Back Option Agreement with Donald Neal, and the Redemption Agreement with Greg Crowe, reference is hereby made to such agreements annexed hereto, respectively, as exhibits 10.1, 10.2 and 10.3. All statements made herein concerning the foregoing agreements are qualified by references to said exhibits.

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The disclosure set forth above under Item 1.01 (Entry Into a Material Definitive Agreement) is hereby incorporated by reference into this Item 5.02.

On July 14, 2006 Mr. Greg Crowe resigned as a Director of the Registrant.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)   Financial Statements of business acquired.      Not applicable
(b)   Pro forma financial information.                Not applicable
(c)   Exhibits:

      Exhibit 10.1 Stock Option Agreement, dated July 12, 2006, between American Goldfields Inc. and Donald Neal

      Exhibit 10.2 Buy-Back Option Agreement, dated July 12, 2006, between American Goldfields Inc. and Donald Neal

      Exhibit 10.3 Redemption Agreement, dated July 14, 2006, between American Goldfields Inc. and Greg Crowe

                            SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      American Goldfields Inc.
                                      (Registrant)

                                      By: /s/ Donald Neal
                                      Donald Neal, Chief Executive and
                                      Financial Officer, Treasurer and
                                      Secretary

Date:  July 12th, 2006